Exhibit 32.1

                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)


      Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of North Coast Partners, Inc., a Delaware corporation ("North Coast"), does hereby certify with respect to the Quarterly Report of North Coast on Form 10-QSB for the quarter ended November 30, 2006 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

      (1) the 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of North Coast.

                                           North Coast Partners, Inc.


Dated:  January 15, 2007                   /s/ Mel Venkateswaran
                                           ---------------------
                                           Mel Venkateswaran
                                           Chief Executive Officer and President
                                           (Principal Executive Officer)


Dated:  January 15, 2007                   /s/ Wong Peck Ling
                                           ------------------
                                           Wong Peck Ling
                                           Chief Financial Officer
                                           (Principal Financial Officer)